UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 7, 2014 (August 7, 2014)

GENCO SHIPPING & TRADING LIMITED
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	001-33393	98-043-9758
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

299 Park Avenue 12th Floor (Address of principal executive offices)	10171 (Zip code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2014, Peter C. Georgiopoulos, Chairman of the Board of Genco Shipping & Trading Limited (the “Company”) and John C. Wobensmith, Chief Financial Officer, Principal Financial Officer, and Secretary of the Company, each received awards of restricted shares of the Company’s common stock and warrants to purchase common stock pursuant to the Company’s 2014 Management Incentive Plan (the “Plan”), as approved by the Board of Directors of the Company on the recommendation of its Compensation Committee.   The Plan was implemented pursuant to and in furtherance of the Company’s  Prepackaged Plan of Reorganization of the Debtors Pursuant to Chapter 11 of the Bankruptcy Code.

Mr. Georgiopoulos was granted 832,950 shares of restricted stock and was also granted warrants to purchase 1,785,498 shares of common stock at an exercise price of $25.91, warrants to purchase 1,850,257 shares of common stock at an exercise price of $28.73, and warrants to purchase 2,782,341 shares of common stock at an exercise price of $34.19.  Mr. Wobensmith was granted 222,120 shares of restricted stock and was also granted warrants to purchase 476,133 shares of common stock at an exercise price of $25.91, warrants to price 493,402 shares of common stock at an exercise price of $28.73 and warrants  to purchase 741,958 shares of common stock at an exercise price of $34.19. The restrictions applicable to the shares granted to Messrs. Georgiopoulos and Wobensmith will lapse ratably in equal installments on each of the first three anniversaries of August 7, 2014.  The warrants will become exercisable in equal installments on each of the first three anniversaries of August 7, 2014 and may be exercised until the sixth anniversary of that date.

Such awards are being made pursuant to agreements in the forms attached as exhibits to the Plan for Messrs. Georgiopoulos and Wobensmith.  The foregoing descriptions of such awards are qualified in their entirety by reference to the Plan, a copy of which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-8 relating to the Plan filed with the U.S. Securities and Exchange Commission on August 7, 2014 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Genco Shipping & Trading Limited 2014 Management Incentive Plan.*

*Incorporated by reference to the Registration Statement on Form S-8 filed by Genco with the U.S. Securities and Exchange Commission on August 7, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED

DATE: August 7, 2014

/s/ John C. Wobensmith
John C. Wobensmith
Chief Financial Officer, Principal Accounting Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Genco Shipping & Trading Limited 2014 Management Incentive Plan.*

*Incorporated by reference to the Registration Statement on Form S-8 filed by Genco with the U.S. Securities and Exchange Commission on August 7, 2014.